EXHIBIT 32.2
SECTION 1350 CERTIFICATION OF CHIEF FINANCIAL OFFICER
I, Pete J. Mangan, the Executive Vice President and Chief Financial Officer of Trident Microsystems, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which, based on my knowledge:
(1) the Report on Form 10-K of the Registrant for the period ended December 31, 2010, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 4, 2011	/s/ PETE J. MANGAN
Pete J. Mangan
Executive Vice President and Chief Financial Officer